UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2006

GASTAR EXPLORATION LTD.

(Exact Name of Registrant as Specified in Its Charter)

ALBERTA, CANADA	001-32714	38-3324634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 LAMAR STREET, SUITE 1080

HOUSTON, TEXAS 77010

(Address of principal executive offices)

(713) 739-1800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGE IN THE REGISTRANT’S CERTIFYING ACCOUNTANT

On January 10, 2006, the Board of Directors determined, upon the recommendation of its Audit Committee, to appoint BDO Seidman, LLP as the Company’s independent public accountants to audit the Company’s financial statements for the year ending December 31, 2005, replacing BDO Dunwoody LLP, which resigned as auditors effective on the same date.

The audit reports of BDO Dunwoody LLP on the consolidated financial statements of the Company as of and for the years ended December 31, 2004 and 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent years ended December 31, 2004 and 2003 and subsequent interim periods to the date hereof, there were no disagreements between the Company and BDO Dunwoody LLP on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreements, if not resolved to BDO Dunwoody LLP’s satisfaction, would have caused BDO Dunwoody LLP to make reference to the subject matter of the disagreement in connection with its reports. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the two most recent years of the Company ended December 31, 2004 and 2003 and subsequent interim periods to the date hereof.

During the two most recent ended December 31, 2004 and 2003 and the subsequent interim period to the date hereof, the Company did not consult with BDO Seidman, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) (except as described below) and (ii) of Regulation S-K.

During 2005, the Company and BDO Dunwoody LLP consulted with BDO Seidman, LLP with respect to the Company’s Registration Statement on Form S-1 (Registration No, 333-127498).

A copy of the press release issued by the Company on January 10, 2006 concerning the change of auditors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

Exhibit No.	Description of Document
16.1	Letter from BDO Dunwoody LLP to the Securities and Exchange Commission dated January 10, 2006.

99.1	Press release dated January 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASTAR EXPLORATION LTD.

Date: January 10, 2006	By:	/s/ J. RUSSELL PORTER
J. Russell Porter
President and Chief Executive Officer